                                                                   EXHIBIT 10.19


   Before signing this Contract, Borrower should read the Contract carefully, especially the sections marked with ***, and should confirm that Borrower has no disagreement with the Contract.




                      BANK OF COMMUNICATIONS LOAN CONTRACT
                 (For Medium or Short Term Working Capital Loan)

                     Loan No.: Wei Jiao Yin 2001 Loan 6-031


Borrower:              Weifang Fuhua Amusement Park Co., Ltd.
Address:               East End of Dong Feng East Street, Weifang City
Legal representative:  Jie Yang

Lender:                Weifang Branch of the Bank of Communications
Address:               358 Dong Feng East Street



According to applicable laws and regulations of the People's Republic of China (the "PRC"), the Borrower and Lender, after reaching an agreement through negotiations, hereby enter into this contract pursuant to Borrower's application to Lender for a working capital loan (the "Loan")

                               Article 1. The Loan

1.1.  Type of currency: RMB

1.2. Loan amount (full-form characters): Four hundred and fifty thousand yuan exactly. The actual principal borrowed by Borrower shall be the number written on the financial voucher issued by Lender.

1.3.  Loan term: July 24, 2001 to June 20, 2002

1.4. The Loan under this Loan Contract shall be solely for industrial/business use. Borrower shall not divert the funds under this Loan Contract to any other purpose.

                Article 2. Interest Rate and Interest Calculation

2.1. Interest rate: 5.3625%, based on 30 days in a month and 360 days in a year.

2.2. During the term of this Loan Contract, interest may be changed as prescribed by the People's Bank of China when said Bank adjusts its interest rate or rate calculation method, in which case Borrower's approval is not necessary.

2.3. The formula for calculating the interest is as follows: Interest on the loan = (the prescribed interest rate under this Loan Contract) x (Loan amount) x (actual days of use), where actual days of use is calculated from the day the Loan is issued.

2.4. Settlement of interest under this Loan Contract is to be calculated per month. The settlement date is the 20th day of each month. All principal and interest shall be paid in full on the day the term of the Loan expires.

                   Article 3. Release of funds under the Loan

3.1. Borrower may apply for release of funds under the Loan Contract, at one time or at different times, within the fixed period, under Article 1.3 hereof. However, each time Borrower must make the application to Lender at least 3 banking days in advance.

3.2. Lender shall have the right to examine the following issues before releasing funds under the Loan and shall decide whether to release funds based on results of the examination:

      (1) whether Borrower has performed all legally-required procedures such as obtaining government licenses, approvals and registration and other procedures Lender may require of Borrower;

      (2)      Whether a related guaranty contract is currently in effect.

3.3. Lender shall release funds at one time or at different times to Borrower according to the Loan Voucher; and

3.4.  The funds release date and amount shall be as recorded in the Loan
      Voucher.

                        Article 4. Repayment of the Loan:

4.1. The date of repayment of principal under this Loan Contract shall be as recorded in the Loan Voucher;

4.2. Borrower shall repay the principal and interest under this Loan Contract in full on the due date.

4.3. ***Borrower hereby irrevocably authorizes Lender, on the Lender's own initiative, to withdraw funds from Borrower's deposit account with the Bank of Communications.

4.4.  Borrower shall repay principal and interest in the currency provided in
      Article 1.1 above.

4.5.  ***Borrower may repay the Loan in advance upon approval from Lender.

     Lender has the right to collect the interest for the period between the date of the prepayment and the date of repayment recorded in the Loan Voucher at the rate specified in this Loan Contract.

               Article 5. ***Borrower's Declaration and Warranties

5.1. Borrower accepts and shall abide by Lender's business system, operational practices, and the procedures under this Loan Contract.

5.2. Borrower warrants that it will cooperate with Lender on the supervision and inspection of the use of the funds borrowed under this Loan Contract and of the business condition of Borrower and that it will promptly provide all financial statements and related materials needed by Lender, which Borrower warrants to be true, complete and accurate.

5.3. Borrower warrants that it will issue written notices to Lender upon occurrence or possible occurrence of the following events within seven days thereof:

(1) Borrower's operational system or organizational form of property ownership is changed materially, including, but not limited to, introducing the practice of contracting, conducting leasing operations, entering into joint operations, restructuring equity, merging with (acquiring) other entities, entering into a joint venture (cooperative arrangement), splitting into separate entities, setting up a subsidiary, transferring title to property, reducing capital, termination or dissolution and filing for bankruptcy;

(2) Borrower amends it articles of association, replaces its legal representative, reduces its registered capital or makes material changes in its finances or personnel;

(3) Borrower sells, leases, transfers or otherwise disposes of all or part of its assets;

(4) Borrower provides a guaranty to a third party, which will have a material adverse effect on its financial position or its ability to perform its obligations under this Loan Contract;

(5) Borrower is a party to a material legal suit or its main assets have been put under property preservation or other orders;

(6) The financial position of Borrower has undergone a material change or the value of collateral has been markedly reduced; and

(7) Borrower experiences other matters which will produce a material adverse effect on its financial position or ability to repay its debt.

                       Article 6. Other Contractual Items:

6.1. Upon agreement by both parties, this Loan Contract will become effective upon the affixing of the official Loan seal after authorization from the Lender's legal representative.

                        Article 7. *** Events of Default

7.1.  Any of the following events shall be considered a default under this
      Article:

(1)     Borrower misappropriates loan funds;

(2)     Borrower is delinquent in its repayment of the principal or interest;

(3) Borrower or guarantor refuses normal financial or operational supervision by Lender, or Borrower or guarantor provides false financial statements or asset appraisal reports;

(4)     Borrower or guarantor is involved in illegal activities;

(5) The legal representative or primary management personnel of Borrower or guarantor is involved in a criminal case; or

(6)     Borrower experiences any of the events requiring notification listed in
        Article 5.3, and such event affects Borrower's ability to repay debt.

7.2. In the event of events of default, Lender has the right to take the following steps:

(1)     Stop providing loan funds that Borrower has not yet used;

(2) Unilaterally declare all principal already lent under the Loan Contract to be due ahead of the contract due date and require Borrower immediately to return the principal and pay all interest due; and

(3)     Take other remedies as provided by applicable laws and regulations.

                          Article 8. Default Liability:

8.1. Lender will impose penalty interest and compounded interest according to the regulations of the People's Bank of China in the event that Borrower has not fully repaid the principal or interest under the Loan Contract in a timely manner, or fails to use the Loan's funds as provided by this Loan Contract. The default interest rate for a foreign exchange loan shall be _____ over and above the original interest rate.

8.2. ***For the recovery of the principal, interest, penalty interest, compounded interest and other fees unpaid by Borrower, Borrower hereby irrevocably authorizes Lender to withdraw funds from its account with the Bank of Communications.

                            Article 9. Other Clauses:

9.1. ***Any dispute concerning this Loan Contract is under the jurisdiction of the local people's court where Lender is located.

9.2. The Loan Voucher under this Loan Contract and related documents and materials confirmed by both parties are inseparable components of this Loan Contract.

9.3. This Loan Contract shall become effective upon signature (or seal) by legal representatives or authorized representatives of both parties and upon the affixing of the official seals of both parties.

9.4. This Loan Contract has two originals, which are identical to each other, with each of the parties holding one copy. There are several duplicates for future reference.

Borrower (Official Seal): (Illegible)
Legal Representative or Authorized Representative
 (Signature or Personal Seal): (Illegible)

 Date of Signature: 24 July 2001.


Lender (Official Seal): Weifang Branch of the Bank of Communications, Loan
 Contract
Seal (6)
Legal Representative or Authorized Representative
 (Signature or Personal Seal): Shixiang Ma

Date of Signature: July 24, 2001.